UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  March 21, 2007


                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      1-7832                  75-1729843
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    (State or other jurisdiction     (Commission             (I.R.S. Employer
  of incorporation or organization)  File Number)         Identification Number)


                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)

                                  817-252-8000
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              (Registrant's telephone number, including area code)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            (b) On March 21, 2007, James M. Hoak, Jr. informed the Company that he will not stand for re-election to the Company's Board of Directors. Mr. Hoak will serve the remainder of his term as director until the Company's 2007 Annual Meeting of Shareholders. Mr. Hoak cited that his decision was based on his desire to focus more attention on other business and personal matters, and not the result of any disagreement on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PIER 1 IMPORTS, INC.
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Date: March 21, 2007               By:  /s/ Michael A. Carter
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                                        Michael A. Carter, Senior Vice
                                        President and General Counsel, Secretary